Going Concern	12 Months Ended
Dec. 31, 2022
Disclosure Of Going Concern Text Block Abstract
GOING CONCERN

2 GOING CONCERN

For the year ended December 31, 2022, 2021 and 2020 the Group incurred a loss of USD 61,221,032, USD 18,050,307 and USD 5,743,190 respectively; and as at December 31, 2022, 2021 and 2020 the Group has accumulated losses of USD 123,135,335, USD 62,015,211 respectively; and negative working capital (i.e. excess of current liabilities over current assets) of USD 16,604,967 and USD 29,873,735 respectively. In addition to the cash flows to be generated from the Group’s operations, the continuation of the Group’s operations is dependent primarily on the ability to raise funding, and accessibility and availability thereof. The Group’s management acknowledge that there is a risk that the quantum and timing of cash flows may not be achievable in line with the twelve months forecasts from the date of approval of the Group’s consolidated financial statements. A review of the strategic plan and budget, including expected developments in liquidity and capital were considered.

Based on management’s forecasts, the day-to-day operations and expenditure requirements are anticipated to be funded primarily by both cash generated through the ongoing operations and ability to access additional funding.

The consolidated financial statements have been prepared assuming that the Group will continue as a going concern which is contingent upon the Group’s ability to access additional funding. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Group is unable to continue as a going concern.

Capital management

For the Group’s capital management, capital includes issued capital, convertible notes, share premium and all other equity reserves attributable to the equity holders of the Parent. The primary objective of the Group’s capital management is to maximize shareholders’ value.

The Group manages its capital structure and adjusts considering changes in economic conditions and the requirements of the financial covenants. The Group monitors capital using a gearing ratio, which is ‘net debt’ divided by total capital plus net debt. The Group includes within net debt, interest bearing loans and borrowings, trade and other payables, less cash and cash equivalents.

2021
USD

Trade and other payables (Note 24)	15,892,129
Less: Cash and cash equivalents (Note 18)	(632,540)
Net debt	15,259,589
Loans and borrowings (Note 27)	18,526,802

Total Deficit	(26,842,475)
Total capital	(8,315,673)

Capital and net debt	6,943,916

Gearing ratio	220%

The Gearing ratio does not incorporate trade receivables, which are dues from Google, Apple Store, and prime telcos of the MENA region. Trade receivables amounted to USD 4.5 million as at December 31, 2021 which further improves the cash position of the Group. No changes were made in the objectives, policies or processes for managing capital during the year ended December 31, 2021. As of the year ended December 31, 2022, there are no outstanding loans and borrowing.